Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

18.Subsequent events

On February 9, 2026, the Company completed a public offering of 5,168,019 Common Shares at $10.10 per Common Share, following the twelve-for-one share consolidation. In addition, the public offering also included the issuance of 495,049 Pre-Funded Warrants to purchase Common Shares at US$10.09999 per warrant (CA$13.80999 per warrant). Gross proceeds from the public offering were approximately $57,200.

Subsequent to December 31, 2025, the Company made a milestone payment of $150 upon the initiation of the Phase 2 clinical trial for SAT-3247 in the US, in accordance with the agreement with OHRI (note 12).